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                                                                    EXHIBIT 99.1

                               GRANT PRIDECO, INC.

                 2000 QUARTERLY AND ANNUAL FINANCIAL INFORMATION
                                   (Unaudited)
                    (in thousands, except per share amounts)



                                                FIRST QUARTER             SECOND QUARTER             THIRD QUARTER
                                                    2000      % OF REV.        2000      % OF REV.       2000       % OF REV.
                                                 ---------    ---------     ---------    ---------     ---------    ---------

Drilling Products                                $  48,153           45%    $  51,308           45%    $  55,126           46%
Engineered Connections                              59,138           55%       63,889           55%       65,402           54%
                                                 ---------    ---------     ---------    ---------     ---------    ---------
   Total Revenues                                  107,291          100%      115,197          100%      120,528          100%

Drilling Products                                   50,383          105%       47,057           92%       40,715           74%
Engineered Connections                              46,108           78%       47,262           74%       48,838           75%
                                                 ---------    ---------     ---------    ---------     ---------    ---------
   Total Cost of Sales                              96,491           90%       94,319           82%       89,553           74%

Drilling Products                                   (2,230)          (5%)       4,251            8%       14,411           26%
Engineered Connections                              13,030           22%       16,627           26%       16,564           25%
                                                 ---------    ---------     ---------    ---------     ---------    ---------
   Total Margin                                     10,800           10%       20,878           18%       30,975           26%

SG&A Drilling Products                               2,924            6%        2,994            6%        3,423            6%
SG&A Engineered Connections                          3,646            6%        3,876            6%        3,866            6%
SG&A Corporate                                       4,275            4%        5,031            4%        5,072            4%
                                                 ---------    ---------     ---------    ---------     ---------    ---------
Total SG&A                                          10,845           10%       11,901           10%       12,361           10%

Weatherford Charges                                    500                         --                         --
Equity Income in Unconsolidated Affiliates            (607)                    (1,483)                    (1,801)
Other Charges                                           --                         --                         --
                                                 ---------    ---------     ---------    ---------     ---------    ---------
EBITDA (3)                                              62            0%       10,460            9%       20,415           17%

Drilling Products EBITDA                            (4,547)          (9)%       2,740            5%       12,789           23%

Engineered Connections  EBITDA                       9,384           16%       12,751           20%       12,698           19%
Corporate EBITDA                                    (4,775)                    (5,031)                    (5,072)
Other Charges EBITDA                                    --                         --                         --
                                                 ---------    ---------     ---------    ---------     ---------    ---------
Other Income (Expense)                                (215)                      (175)                        43
Interest Expense                                    (3,496)                    (3,814)                    (4,262)

Depreciation and Amortization:
  Drilling Products                                 (4,163)                    (3,724)                    (3,775)
  Engineered Connections                            (3,730)                    (3,794)                    (3,889)
  Corporate                                            (95)                      (107)                      (116)
                                                 ---------    ---------     ---------    ---------     ---------    ---------
Total Depreciation and Amortization                 (7,988)                    (7,625)                    (7,780)
                                                 ---------    ---------     ---------    ---------     ---------    ---------
Income (Loss) Before Taxes                         (11,637)                    (1,154)                     8,416
FIT (Provision) Benefit                              3,795                        326                     (3,179)
                                                 ---------    ---------     ---------    ---------     ---------    ---------
Net Income (Loss) Before Minority Interest          (7,842)                      (828)                     5,237

Minority Interest                                      (45)                       (24)                       (69)
                                                 ---------    ---------     ---------    ---------     ---------    ---------
Net Income (Loss) Before Cumulative Effect
   of Accounting Change                             (7,887)                      (852)                     5,168
                                                 ---------    ---------     ---------    ---------     ---------    ---------
Cumulative Effect of Accounting Change (1)          (1,789)                        --                         --
                                                 ---------    ---------     ---------    ---------     ---------    ---------
Net Income (Loss)                                $  (9,676)                 $    (852)                 $   5,168
                                                 =========    =========     =========    =========     =========    =========
EBITDA, before Other Charges (4)
Drilling Products                                $  (4,547)                 $   2,740                  $  12,789
Engineered Connections                               9,384                     12,751                     12,698
Corporate                                           (4,775)                    (5,031)                    (5,072)
                                                 ---------    ---------     ---------    ---------     ---------    ---------
   Total                                         $      62                  $  10,460                  $  20,415
                                                 =========    =========     =========    =========     =========    =========
Third Party Sales
Drill Pipe Footage                                     837                      1,039                      1,207
Average Price Per Foot                           $   31.90                  $   31.95                  $   31.85

Earnings per Share (2)
Basic:
  Before Cumulative Effect                       $   (0.07)                 $   (0.01)                 $    0.05
  After Cumulative Effect                            (0.09)                     (0.01)                      0.05
Diluted:
  Before Cumulative Effect                           (0.07)                     (0.01)                      0.05
  After Cumulative Effect                            (0.09)                     (0.01)                      0.05

Goodwill Amortization
Drilling Products                                $     666                  $     667                  $     677
Engineered Connections                                 574                        571                        569




                                                FOURTH QUARTER
                                                     2000      % OF REV.     YEAR 2000   % OF REV.
                                                  ---------    ---------     ---------   ---------

Drilling Products                                 $  88,274           57%    $ 242,861          49%
Engineered Connections                               67,191           43%      255,620          51%
                                                  ---------    ---------     ---------   ---------
   Total Revenues                                   155,465          100%      498,481         100%

Drilling Products                                    83,013           94%      221,168          91%
Engineered Connections                               51,433           77%      193,641          76%
                                                  ---------    ---------     ---------   ---------
   Total Cost of Sales                              134,446           86%      414,809          83%

Drilling Products                                     5,261            6%       21,693           9%
Engineered Connections                               15,758           23%       61,979          24%
                                                  ---------    ---------     ---------   ---------
   Total Margin                                      21,019           14%       83,672          17%

SG&A Drilling Products                                4,426            5%       13,767           6%
SG&A Engineered Connections                           4,899            7%       16,287           6%
SG&A Corporate                                        6,000            4%       20,378           4%
                                                  ---------    ---------     ---------   ---------
Total SG&A                                           15,325           10%       50,432          10%

Weatherford Charges                                      --                       500
Equity Income in Unconsolidated Affiliates           (1,604)                   (5,495)
Other Charges                                        11,129                    11,129
                                                  ---------    ---------     ---------   ---------
EBITDA (3)                                           (3,831)          (2)%      27,106           5%

Drilling Products EBITDA                              2,439            3%       13,421           6%

Engineered Connections  EBITDA                       10,859           16%       45,692          18%
Corporate EBITDA                                     (6,000)                   (20,878)
Other Charges EBITDA                                (11,129)                   (11,129)
                                                  ---------    ---------     ---------   ---------
Other Income (Expense)                                  238                       (109)
Interest Expense                                     (5,433)                   (17,005)

Depreciation and Amortization:
  Drilling Products                                  (4,258)                   (15,920)
  Engineered Connections                             (4,078)                   (15,491)
  Corporate                                            (113)                      (431)
                                                  ---------    ---------     ---------
Total Depreciation and Amortization                  (8,449)                   (31,842)
                                                  ---------    ---------     ---------
Income (Loss) Before Taxes                          (17,475)                   (21,850)
FIT (Provision) Benefit                               6,423                      7,365
                                                  ---------    ---------     ---------
Net Income (Loss) Before Minority Interest          (11,052)                   (14,485)

Minority Interest                                       (73)                      (211)
                                                  ---------    ---------     ---------
Net Income (Loss) Before Cumulative Effect
   of Accounting Change                             (11,125)                   (14,696)
                                                  ---------    ---------     ---------
Cumulative Effect of Accounting Change (1)               --                     (1,789)
                                                  ---------    ---------     ---------
Net Income (Loss)                                 $ (11,125)                 $ (16,485)
                                                  =========    =========     =========
EBITDA, before Other Charges (4)
Drilling Products                                 $  12,863                 $  23,845
Engineered Connections                               11,431                    46,264
Corporate                                            (6,000)                  (20,878)
                                                  ---------    ---------     ---------
   Total                                          $  18,294                 $  49,231
                                                  =========    =========     =========
Third Party Sales
Drill Pipe Footage                                    1,868                     4,951
Average Price Per Foot                            $   30.40                 $   31.30

Earnings per Share (2)
Basic:
  Before Cumulative Effect                        $   (0.10)                $   (0.13)
  After Cumulative Effect                             (0.10)                    (0.15)
Diluted:
  Before Cumulative Effect                            (0.10)                    (0.13)
  After Cumulative Effect                             (0.10)                    (0.15)

Goodwill Amortization
Drilling Products                                 $     792                 $   2,802
Engineered Connections                                  586                     2,300
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Note 1: For the year ended December 31, 2000, the Company recorded a charge of
$1.8 million, after tax, to reflect the adoption of SAB No. 101. This charge is reflected as a cumulative effect of an accounting change in the financial information above.

Note 2: The effect of stock options is not included in the diluted computation for periods in which a loss occurs because to do so would have been anti-dilutive.

Note 3: We have included an EBITDA calculation here because, when we look at the performance of our businesses, we give consideration to their EBITDA.
Calculations of EBITDA should not be viewed as a substitute for calculations under generally accepted accounting principles (GAAP), in particular cash flows from operations, operating income (loss) and net income (loss). In addition, EBITDA calculations by our company may not be comparable to those of another company.

Note 4: Excludes $22.1 million of other charges relating to inventory write-offs and other asset impairments and reductions for the year ended December 31, 2000.